RULE 497(c)
                                                       Registration No. 33-41462
--------------------------------------------------------------------------------



PROSPECTUS                                                       January 2, 1998

EVERGREEN SHARES OF NORTH CAROLINA                                [NEW GRAPHIC]
DAILY MUNICIPAL INCOME FUND, INC.


         North Carolina Daily Municipal Income Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that is a short-term, tax-exempt, money market fund whose investment objectives are to seek as high a level of current income exempt from Federal income taxes and to the extent possible from North Carolina income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. The Fund offers two classes of shares to the general public, however only Class A shares are offered by this Prospectus. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or Distributor. In all other respects, the Class A and Class B shares represent the same interests in the income and assets of the Fund. No assurance can be given that those objectives will be achieved. The Fund is concentrated in the securities issued by North Carolina or entities within North Carolina and the Fund may invest a significant percentage of its assets in a single issuer, therefore an investment in the Fund may be riskier than an investment in other types of money market funds.


         This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling the Fund at (800) 807-2940. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. Investors should be aware that the Evergreen shares may not be purchased other than through certain securities dealers with whom Evergreen Distributor, Inc. ("EDI") has entered into agreements for this purpose or directly from EDI. Evergreen shares have been created for the primary purpose of providing a North Carolina tax-free money market fund product for shareholders of certain funds distributed by EDI. Shares of the Fund other than Evergreen shares are offered pursuant to a separate Prospectus.

         The SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.

         Reich & Tang Asset Management L.P. acts as investment manager of the Fund and Reich & Tang Distributors, Inc. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Distributors, Inc. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.


An investment in the Fund is neither insured nor guaranteed by the United States Government. The Fund intends to maintain a stable net asset value of $1.00 per share although there can be no assurance that this value will be maintained.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.


This Prospectus Should Be Read And Retained By Investors For Future Reference.


                                                   TABLE OF CONTENTS
TABLE OF FEES AND EXPENSES                    3        SHAREHOLDER SERVICES                                 13

FINANCIAL HIGHLIGHTS                          4               Effect of Banking Laws                        14

INTRODUCTION                                  5        DISTRIBUTION AND SERVICE PLAN                        14
INVESTMENT OBJECTIVES,                                        FEDERAL INCOME TAXES                          15
    POLICIES AND RISKS                        6        NORTH CAROLINA INCOME TAXES                          16
MANAGEMENT OF THE FUND                        9        GENERAL INFORMATION                                  16
DESCRIPTION OF COMMON STOCK                   10       NET ASSET VALUE                                      17
DIVIDENDS AND DISTRIBUTIONS                   11       CUSTODIAN AND TRANSFER AGENT                         17
HOW TO PURCHASE AND REDEEM SHARES             11
  How to Buy Shares                           11
  How to Redeem Shares                        11


--------------------------------------------------------------------------------
                           TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                                Class A shares           Class B shares


Management Fees (After Fee Waiver)                                   0.40%                    0.40%
12b-1 Fees                                                           0.25%                    0.00%
Other Expenses                                                       0.15%                    0.15%
        Administration Fees (After Fee Waiver)            0.03%                      0.03%
Total Fund Operating                                                 _____                    _____

        Expenses (After Fee Waiver)                                  0.80%                    0.55%



Example                                                     1 year           3 years             5 years         10 years
-------                                                     ------           -------             -------         --------




You would pay the following expenses on a $1000 investment, assuming 5% annual return (cumulative through the end of each year):


                                       Class A                $8                $25                $44               $98
                                       Class B                $6                $18                $31               $69





The purpose of the above fee table is to assist an investor in understanding the various costs and expenses an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The Manager has voluntarily waived a portion of the Administrative Fees with respect to both Class A and Class B shares. Absent such waivers, Administrative Fees would have been .21% for the Class A and Class B shares. Absent the fee waiver, the Total Operating Expenses for the Class A and Class B Shares would have been 0.98% and 0.73%, respectively.


The  figures   reflected  in  this  example   should  not  be  considered  as  a
representation of past or future expenses. Actual expenses may be greater or less than those shown above.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights of North Carolina Daily Municipal Income Fund, Inc. have been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants whose report thereon appears in the Statement of Additional Information, which may be provided to shareholders upon request.

                                                                                                             September 10, 1991
                                                                                                              (Commencement of
                                                                                                              Operations) to
                                                              Year Ended August 31,                            August 31,
Class A                                      1997         1996         1995         1994         1993              1992
-------                                    ---------     --------     ---------    ---------    ---------         ------

Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period     $     1.00   $     1.00    $    1.00    $    1.00    $   1.00             $ 1.00
                                         ----------   ----------    ----------   ---------     --------           --------
Income from investment operations:
  Net investment income........             0.028        0.029        0.030        0.018         0.019              0.030
Dividends from net

    investment income..........          (   0.028)       (0.029)      (0.030)      (0.018)      (0.019)           (0.030)
                                         -------------    ---------    ---------    ---------    -------           --------

Net asset value, end of period.          $   1.00      $  1.00      $  1.00      $  1.00      $  1.00             $  1.00
                                        =========     ========     =========    =========    =========             =======
Total Return...................              2.82%        2.87%        3.04%        1.86%        1.94%              3.07%*
Ratios/Supplemental Data

Net assets, end of period (000)          $ 197,353     $172,385     $164,256     $122,820      $93,294              $75,417
Ratios to average net assets:
  Expenses.....................            0.80%        0.80%        0.78%        0.75%         0.71%               0.50%*
  Net investment income........            2.78%        2.82%        3.01%        1.85%         1.91%               2.82%*
  Management, shareholder servicing
  and administration fees waived           0.18%        0.20%        0.24%        0.29%         0.35%               0.62%


                                                              December 12, 1994
Class B                                                (Commencement of Operations) to
                                                              August 31, 1995

Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period......................      $    1.00
                                                                ---------
Income from investment operations:
  Net investment income...................................           0.024
Less distributions:

  Dividends from net investment income....................      (    0.024)
                                                                 ---------

Net asset value, end of period............................      $    1.00
                                                                =========
Total Return..............................................           3.48%*
Ratios/Supplemental Data
Net assets, end of period (000)...........................           -0-
Ratios to average net assets:

  Expenses................................................           0.51%*
  Net investment income...................................           3.40%*
  Management, shareholder, servicing & Administration fees waived    0.20%*



*   Annualized


--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------


         North Carolina Daily Municipal Income Fund, Inc. (the "Fund") is a non-diversified, open-end, management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt under current law, in the opinion of bond counsel to the issuer at the date of issuance, from Federal income tax, and, to the extent possible, from North Carolina income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the State of North Carolina, Puerto Rico and other United States territories, and their political subdivisions, the interest on which is exempt, under current law, is the opinion of bond counsel to the issuer at the date of issuance, from regular Federal income tax under Section 103 of the Internal Revenue Code (the "Code") as described under "Investment Objectives, Policies and Risks" herein. The Fund also may invest in municipal securities of issuers located in states other than North Carolina, the interest income on which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax, but will be subject to North Carolina income taxes for North Carolina residents.


         Interest on certain municipal securities purchased by the Fund may be a preference item for purposes of the Federal alternative minimum tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share, although there can be no assurance that this value will be maintained. The Fund intends to invest all of its assets in tax-exempt obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. Of course, no assurance can be given that these objectives will be achieved.


         The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment adviser and which currently acts as investment manager or administrator to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors, Inc. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan" herein.)


         On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, purchase and redeem shares of the Fund's common stock at their net asset value next determined after receipt of the order. An investor's purchase order will be accepted after the payment is converted into Federal funds, and shares will be issued as of the Fund's next net asset value determination which is made as of 12 noon on each Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day.

         The Fund generally pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the same Class of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)

         The Fund intends that its investment portfolio may be concentrated in North Carolina Municipal Obligations and bank participation certificates therein. Investment in the Portfolio should be made with an understanding of the risks which an investment in North Carolina Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of North Carolina issuers and/or obligators of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should also consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio. A brief summary of risk factors affecting the State of North Carolina is set forth under "Investment Objectives, Policies and Risks" herein and "North Carolina Risk Factors" in the Statement of Additional Information.

         The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, one for each of the Fund's separate investment portfolios that may be created in the future.

         Evergreen shares are identical to other shares of the Fund, which are offered pursuant to a separate prospectus, with respect to investment objectives and yield, but differ with respect to certain other matters. See "How to Purchase and Redeem Shares and "Shareholder Services."

--------------------------------------------------------------------------------
                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS
--------------------------------------------------------------------------------

          The Fund is a non-diversified, open-end, management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from Federal income tax and, to the extent possible, from North Carolina income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

         The Fund's assets will be invested primarily (i.e., at least 80%) in high quality debt obligations issued by or on behalf of the State of North Carolina, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and participation certificates in Municipal Obligations will be exempt from regular Federal income tax provided the Fund complies with
Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").


         Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law excludes such interest from regular Federal income tax. Such interest, and "exempt-interest dividends" may, however, be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including participation certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund correctly identified by the Fund as derived from obligations issued by or on behalf of the State of North Carolina or any North Carolina local governments, or their instrumentalities, authorities or districts ("North Carolina Municipal Obligations") will be exempt from the North Carolina Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as other types of obligations that North Carolina is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of North Carolina ("Territorial Municipal Obligations") also should be exempt from the North Carolina Income Tax provided the Fund complies with North Carolina law. (See "North Carolina Income Taxes" herein.) To the extent suitable North Carolina Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the North Carolina Income Tax. However, except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its total assets in North Carolina Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. As a temporary defensive measure the Fund may invest in any security that would otherwise be permissible for inclusion in the portfolio of the Fund without limitation. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in participation certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to Federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States Government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Securities (as defined herein) at the time of acquisition; (3) certificates of deposit of domestic banks with assets of $1 billion or more; and
(4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. The Fund may invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other North Carolina Municipal Obligations.


         In view of this "concentration" in bank participation certificates in North Carolina Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of the Fund in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         The Fund may only purchase United States dollar-denominated Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories; and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are: "AAA" and "AA" by S&P, in the case of long-term bonds and notes; or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P, or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's and "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that obligations which are backed by the credit of the Federal Government will be considered to have a rating equivalent to Moody's "Aaa."

         Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

         In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7, or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


         All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

         The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each Class of the Fund's shares that would be affected by such a change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:


1. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments.
     Interest paid on borrowings will reduce net income.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

4. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.

5. Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. The Fund intends, however, to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

     Because of the Fund's concentration in investments in North Carolina Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of North Carolina and its political subdivisions. The North Carolina economy relies in part on activities that may be subject to cyclical change.



     The North Carolina Constitution provides that total expenditures for a fiscal year shall not exceed the total of receipts and the surplus at the beginning of the year. In 1996, the North Carolina General Assembly reduced the State's sales Tax on food with a further reduction to 2% effective in July 1998. The maximum corporate income tax rate for 1998 was reduced to 7.25% with further reductions in the following two years to a maximum rate of 6.9% in 2000.

         For its fiscal year ended June 30, 1997, the State ended the year with a fund balance of $1,307.5 million from $12,751.9 million of available funds, based on unaudited results. The budget adopted for the fiscal year ending June 30, 1997 projects an ending fund balance of $622.2 million. The budget for the fiscal year ending June 30, 1998 also includes increases of $798.7 million which are primarily for early childhood education, schools, increases in teacher salaries, community colleges, public universities and salary increases for state employees. Funds totaling $156 million were reserved for intangibles tax refunds to certain taxpayers.


         The obligations of the State of North Carolina are currently rated in the highest category by the principal rating agencies.

         North Carolina county and municipal governments are likewise required to have a balanced budget. Many political subdivisions have been under increasing financial pressure resulting from increased taxes and expenditure reductions.

         There can be no assurance that general economic difficulties or the financial circumstances of North Carolina or its counties and municipalities will not adversely affect the market value of North Carolina Municipal Obligations or the ability of the obligors to pay debt service on such obligations.

         The primary purpose of investing in a portfolio of North Carolina Municipal Obligations is the special tax treatment accorded North Carolina resident individual investors. Payment of interest and preservation of principal, however, is dependent upon the continuing ability of the North Carolina issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of North Carolina issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including participation certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term North Carolina Municipal Obligations. For additional information, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

         The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund.


     The Manager is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. As of November 30, 1997, the Manager was investment manager, advisor or supervisor with respect to assets aggregating in excess of $11.1 billion. The Manager acts as manager of fifteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

     Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

         The Manager is a wholly-owned subsidiary of NEICOP, but Reich & Tang Asset Management, Inc., its sole general partner, is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns directly and indirectly approximately 13.7% of the outstanding partnership interests of NEICOP.

         MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

         NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital

Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

         The recent restructuring of NEICLP did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations. The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved an Investment Management Contract effective August 30, 1996, which has a term which extends to July 31, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


         The Investment Management Contract was approved by a majority of the shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.


         Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. The Manager at its discretion may voluntarily waive all or a portion of the Management Fee.


         Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with the personnel to: (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares (see "Distribution and Service Plan" herein.)


         In addition, Reich & Tang Distributors, Inc., the Distributor, receives a servicing fee equal to .25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


--------------------------------------------------------------------------------
                          DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------


         The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each shares of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, all shares will be voted on in the aggregate except if voting by Class is required by law or the matter involved affects only one class, in which case shares will be voted on separately by Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. As of November 30, 1997, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of the Fund.


         The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that:
(i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee of .25% of the average daily net assets of the Class A shares of the Fund pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of a Fund that participates in a exchange privilege with the Fund. (See "Exchange Privilege" herein.) Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

         Under its amended Articles of Incorporation the Fund has the right to redeem, for cash, shares of the Fund owned by any shareholder to the extent that, and at such times as, the Fund's Board of Directors determines to be necessary or appropriate to prevent any concentration of share ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.


         The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide that the holders of one-third of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.


--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.



         Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.


         The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


--------------------------------------------------------------------------------
                        HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES


         You can purchase shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EDI. The minimum initial investment is $1,000 which may be waived in certain situations. There is no minimum for subsequent investments. In states where EDI is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered. Only Evergreen Class A shares are offered through this Prospectus. Instructions on how to purchase shares of the Fund are set forth in the Share Purchase Application.


Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's Manager incurs. If such investor is an existing shareholder, the Fund may redeem shares from his or her account to reimburse the Fund or the Fund's Manager for any loss. In addition, such investors may be prohibited or restricted from making further purchase in any of the Evergreen mutual funds.


HOW TO REDEEM SHARES

         You may "redeem", i.e., sell your shares in the Fund to the Fund on any Fund Business Day, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to Evergreen Service Company which is the registrar, transfer agent and dividend disbursing agent for the Fund. Stock power forms are available from your financial intermediary, Evergreen Service Company, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to Evergreen Service Company.

         Shareholders may withdraw amounts of $1,000 or more from their accounts by calling Evergreen Service Company at 800-423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each Fund Business Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach Evergreen Service Company by telephone should follow the procedures outlined above for redemption by mail.

         The telephone redemption service is not available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank. Evergreen Service Company currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121 with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to Evergreen Service Company. Shareholders should allow approximately ten days for such form to be processed. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of telephone instructions. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephone requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.

Redemptions by Check. Upon request, the Fund will provide holders of Evergreen shares, without charge, with checks drawn on the Fund that will clear through Evergreen Service Company. Shareholders will be subject to the Evergreen Service Company rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from Evergreen Service Company.) When such a check is presented to Evergreen Service Company for payment, Evergreen Service Company, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by Evergreen Service Company if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to Evergreen Service Company for payment.

         Shareholders wishing to use this method of redemption should fill out the appropriate part of the Share Purchase Application (including the Signature
Card) and mail the completed form to Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121. Shareholders requesting this service after an account has been opened must contact Evergreen Service Company since additional documentation will be required. Currently there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.


--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

         The Fund offers the following shareholder services. For more information about these services or your account, contact EDI or the toll-free number on the front of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $25,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account two business days after the request is received.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designated a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

Investments Through Employee Benefit and Savings Plan. Certain qualified and non-qualified benefit and savings plans may make shares of the Fund and the other Evergreen mutual funds available to their participants. Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the last business day of each month, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income), including: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

         The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions.

         In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

         Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's purchase order at the net asset value next determined after receipt of the purchase order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

         Shares are issued as of 12 noon, Eastern time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

          There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


         Redemption requests received by the Fund's transfer agent before 12 noon, Eastern time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, Eastern time, on any Fund Business Day becomes effective on the next Fund Business Day.

         The Fund has reserved the right to close an account that through redemptions has remained below $1,000 for 30 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

         The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.


EFFECT OF BANKING LAWS

         The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund management's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
                          DISTRIBUTION AND SERVICE PLAN
--------------------------------------------------------------------------------


         Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).


         Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

         Under the Shareholder Servicing Agreement, the Distributor receives with respect only to the Class A shares a service fee equal to .25% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

         The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


         The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding
Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.


         For the fiscal year ended August 31, 1997, the total amount spent pursuant to the Plan for Class A shares was .40% of the average daily net assets of the Fund, of which .25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing and Administration Agreement and an amount representing .15% of the average daily net assets was paid by the Manager's predecessor (which may be deemed an indirect payment by the Fund). Of the total amount paid by the Manager's predecessor, $15,560 was utilized for compensation to sales personnel, $17,043 on Prospectus printing and $4,014 on miscellaneous expenses.


         The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager based on the advice of counsel, however, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

         The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest. Although the Fund intends to maintain a $1.00 per share net asset value, a shareholder may realize a taxable gain or loss upon the disposition of shares.


         With respect to variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and that the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.


         In South Carolina v. Baker, the United States Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

--------------------------------------------------------------------------------
                           NORTH CAROLINA INCOME TAXES
--------------------------------------------------------------------------------


         The following is based upon the advice of Kennedy Covington Lobdell and Hickman, L.L.P. special North Carolina counsel to the Fund. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, assuming that the Fund is a regulated investment company within the meaning of Section 851 of the Code, has filed with the North Carolina Department of Revenue its election to be treated as a regulated investment company and has complied with certain other requirements, exempt interest dividends received from the Fund need not be included in North Carolina taxable income by shareholders of the Fund subject to North Carolina taxation to the extent such dividends represent interest from obligations issued by North Carolina and political subdivisions of North Carolina. Dividends with respect to interest on obligations from states other than North Carolina and its political subdivisions are required to be added to Federal taxable income in calculating North Carolina taxable income. The portion of distributions from the Fund that represents capital gain is reportable for North Carolina income tax purposes as capital gain income and not dividend income. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as other types of obligations that North Carolina is prohibited from taxing under the Constitution or the laws of the United States of America or the constitution or laws of North Carolina ("Territorial Municipal Obligations") should be exempt from the North Carolina Income Taxation provided the Fund complies with North Carolina law.


         Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------


         The Fund was incorporated under the laws of the State of Maryland on April 18, 1990 and it is registered with the SEC as a non-diversified, open-end, management investment company.


         The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.


         As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

         For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the SEC, including the exhibits thereto. The registration statement and the exhibits thereto may be examined at the SEC and copies thereof may be obtained upon payment of certain duplicating fees.


--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value of each Class of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.

         The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

--------------------------------------------------------------------------------
                          CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------


         Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, is the registrar, transfer agent and dividend disbursing agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Distributor


Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019



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